UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 1, 2008

GEOSTAR MINERAL CORPORATION
(Exact name of registrant as specified in its charter)

             000-53051

(Commission File Number)

#15 Dovga Storona Street
Gologory Village, Zolochivskij Region
                Lvivska Oblast, Ukraine 80736
(Address of principal executive offices, including zip code)

011380506081534
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Table of Contents

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sale of Securities

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EX-10.1 Affiliate Stock Purchase Agreement between Andriy Protskiv and Chi Ming Yu

EX-10.2 Share Purchase Agreement between Roman Bilinski and Chi Ming Yu

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2008, Andriy Protskiv (the "Affiliate Seller"), a major shareholder and affiliate of Geostar Mineral Corporation (the "Registrant"), consummated one Affiliate Stock Purchase Agreement (the "Affiliate Agreement") with Chi Ming Yu (the "Buyer"). Pursuant to the Affiliate Agreement, which is attached to this Form 8-K Current Report as Exhibit-10.1, the Buyer acquired from the Affiliate Seller a total 5,000,000 shares of common stock of the Registrant for a total price of Five Thousand Dollars ($5,000.00).

Also on October 1, 2008, Roman Bilinski (“Bilinski”), a shareholder and affiliate of the Registrant, consummated one Share Purchase Agreement (the " Share Agreement") with Buyer, Chi Ming Yu. Pursuant to the Share Agreement, which is attached to this Form 8-K Current Report as Exhibit-10.2, the Buyer acquired from the Bilinski a total 1,000 shares of common stock of the Registrant for a total price of Three Thousand Seven Hundred Twenty Dollars ($3,720.00).

As the result, under the terms and conditions of the Affiliate Agreement and the Share Agreement, Buyer Chi Ming Yu acquired from Affiliate Seller and Bilinski a total 5,001,000 shares of common stock of the Registrant (the "Transaction"), representing approximately 90.74% of the total issued and outstanding shares of the Registrant.

Item 3.02 Unregistered Sale of Securities

As described in the Item 1.01, on October 1, 2008 the Affiliate Seller consummated one Affiliate Stock Purchase Agreement with the Buyer Chi Ming Yu.  Pursuant to the terms and conditions of the Affiliate Stock Purchase Agreement the Buyer acquired from the Affiliate Seller a total 5,000,000 shares of common stock of the Registrant for a total price of Five Thousand Dollars ($5,000.00).

Also on October 1, 2008, Roman Bilinski consummated one Share Purchase Agreement with Buyer Chi Ming Yu. Pursuant to the Share Purchase Agreement the Buyer acquired from the Bilinski a total 1,000 shares of common stock of the Registrant for a total price of Three Thousand Seven Hundred Twenty Dollars ($3,720.00).

Item 5.01 Changes in Control of Registrant.

As described in the Item 1, on October 1, 2008 the Buyer acquired from Affiliate Seller and Roman Bilinski a total 5,001,000 shares of common stock of the Registrant, representing approximately 90.74% of the total issued and outstanding shares of the Registrant. As the result, the Buyer acquired control of the Registrant on October 1, 2008.

Each share of common stock that the Buyer acquired is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the "Board of Directors") may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Immediately prior to the closing of the Transaction, Roman Bilinski served as the Registrant’s President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, and Principal Accounting Officer.  Pursuant to the terms and conditions set forth in the Affiliate Agreement, immediately following the closing of the Transaction KAI GUI was nominated and elected by the Board of Directors as Registrant’s Chief Financial Officer, and Secretary;  CHI MING YU was nominated and elected by the Board as the President, Treasurer and Chief Executive Officer of the Company, to serve until their successors shall be elected and qualified until the earlier of their death, resignation or removal in the manner provided for in the Company’s by-laws; and Roman Bilinski resigned as the Company’s President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, and Principal Accounting Officer.

Also following the closing of the Transaction CHI MING YU was appointed as Chairman of the Board of Directors of the Company, and KAI GUI was appointed as Director of the Company, to serve until their successors shall be elected and qualified on the earlier of their death, resignation or removal in the manner provided for in the Company’s by-laws. Following the appointments of CHI MING YU and KAI GUI as directors of the Company, Roman Bilinski tendered his resignation as director of the Company.

The Registrant was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the Buyer acquired the control of the Registrant. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Registrant was filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Registrant's common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Registrant and its securities upon consummation of the Transaction.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, the information contained in Items 1, 2, 3 and 4 of Part I; Items 5 and 6 of Part II; Items 7, 8, 8A, 10, 11 and 12 of part III;  and Items 13 and 14 of Part IV of the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 2007, as well as the information contained in Items 1, 2, 3 and 4 of Part I and Items 1A and 2 of Part II of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2008, are hereby incorporated by reference into this Current Report on Form 8-K under Item 5.01 hereof.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of October 1, 2008 prior to the Transaction, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name of Beneficial	Amount of Direct		Percent of
Owner	Ownership	Position	Class

Andriy Protskiv	5,000,000	None	90.7%
Roman Bilinski	1,000	President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, Principal Accounting Officer	.018%
All Officers and Directors	5,001,000		90.739%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.

(2) Based on 5,511,400 shares of Common Stock issued and Outstanding.

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Directors, Executive Officers, Promoters and Control Persons

Our directors serve until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name and position of our officers and directors prior to the consummation of the Transaction are set forth below:

Name	Position Held

Roman Bilinski	Director, President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, Principal Accounting Officer

Directors serve until our next annual meeting of the stockholders or unless they resign earlier. The board of directors elects officers and their terms of office are at the discretion of the board of directors.

Background of Officers and Directors

Mr. Roman Bilinski has been President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, and Principal Accounting Officer since September 10, 2008. Mr. Bilinski is the promoter of Geostar Mineral Corporation, as that term is defined in the rules and regulations promulgated under the Securities and Exchange Act of 1933.

During the past five years, Mr. Bilinski has not been the subject of the following events:

1. Any bankruptcy petition filed by or against any business of which Mr. Bilinski was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Mr. Bilinski’s involvement in any type of business, securities or banking activities.

4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Executive Compensation

The following table sets forth the compensation paid by us from inception on September 12, 2006 through July 31, 2008, for our officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officer.

Executive Officer Compensation Table

						Non-	Nonqualified
						Equity	Deferred	All
						Incentive	Compensa-	Other
				Stock	Option	Plan	tion Compen-
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total
Principal Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Roman Bilinski	2008	0	0	0	0	0	0	0	0
	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0
Andriy Protskiv	2008	0	0	0	0	0	0	0	0
	2007	0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

There have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Chi Ming Yu and Kai Gui as Officers

Pursuant to the terms and conditions set forth in the Affiliate Agreement, on October 1, 2008 KAI GUI was nominated and elected by the Board of Directors as Registrant’s Chief Financial Officer, and Secretary;  CHI MING YU was nominated and elected by the Board as the President, Treasurer and Chief Executive Officer of the Company, to serve until their successors shall be elected and qualified until the earlier of their death, resignation or removal in the manner provided for in the Company’s by-laws.

Information about Chi Ming Yu and Kai Gui is set forth below under "Appointment of Chi Ming Yu and Kai Gui to the Board of Directors"

Appointment of Chi Ming Yu and Kai Gui to the Board of Directors

Also on October 1, 2008, CHI MING YU was appointed as Chairman of the Board of Directors of the Company, and KAI GUI was appointed as Director of the Company, to serve until their successors shall be elected and qualified on the earlier of their death, resignation or removal in the manner provided for in the Company’s by-laws.

Chi Ming Yu is Director of Operations at Titan Holdings, Inc where his main responsibilities are in Administration, Company Finance and Investment, Marketing Research and Customer Relationship. From 2000 to 2003, Mr. Yu worked as a sales manager at Fu Feng LLC.  Mr. Yu studied Computer Science at Rutgers University, New Jersey.

Kai Gui, Director worked as an Analyst Programmer in the British media industry, and as IT Manager, Circulation Manager, and Foreign Publishing Director at S.J.P. Ltd in London. Mr. Gui participated in several business projects involving Chinese publicly listed companies. He is the Director of China Feed Industry Association Information Centre’s European Office and Vice President of Titan Technology Development Ltd. After graduating from the University of Westminster in London, Mr. Gui took a Post-graduate course in Financial Management at Middlesex University in London.

Neither Chi Ming Yu nor Kai Gui have been involved in any of the following proceeding during the past five years:

any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There are no employment agreements between the Registrant and Chi Ming Yu and Kai Gui.

Departure of Roman Bilinski as the President, Secretary, Chief Executive Officer, Chief Financial Officer, Treasurer and member of the Board of Directors.

Pursuant to the terms and conditions set forth in the Affiliate Agreement, immediately following the closing of the Transaction, on October 1,  2008 Roman Bilinski resigned as the President, Secretary, Principal Executive Officer, Principal Financial Officer and Treasurer of the Company.  Also on October 1, 2008 Roman Bilinski resigned as member of the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1   Affiliate Stock Purchase Agreement between Andriy Protskiv and Chi Ming Yu.

Exhibit 10.2   Share Purchase Agreement between Roman Bilinski and Chi Ming Yu.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2008	GEOSTAR MINERAL CORPORATION

/s/Chi Ming Yu /s/
Chi Ming Yu
Chief Executive Officer, Chairman of the Board

EXHIBIT 10.1

AFFILIATE STOCK PURCHASE AGREEMENT

THIS AFFILIATE STOCK PURCHASE AGREEMENT (“Agreement”) is made as of the 23rd day of September, 2008, by and between Andriy Protskiv (“Seller”) and Chi Ming Yu (“Purchaser”) as to common shares, of Geostar Mineral Corporation, a Nevada corporation.

RECITALS

WHEREAS, the Seller is the owner of 5,000,000 (Five Million) restricted shares of common stock of Geostar Mineral Corporation, a Nevada corporation (the "Company"); and

WHEREAS, the Seller proposes to sell to the Purchaser the 5,000,000 (Five Million) restricted shares of common stock of the Company currently owned by the Seller (the “Purchased Shares”), on the terms set forth herein.

In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

PURCHASE AND SALE AND CLOSING

1.1

The Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Purchased Shares for the purchase price of FIVE THOUSAND U.S. Dollars ($5,000) (the "Purchase Price").  The full amount of the Purchase Price shall be delivered in U.S. Dollars, by wire transfer to an escrow account established with Andrew J Befumo, PLLC, (“Escrow Agent”).

1.2

Closing.  The closing (“Closing”) of the transactions contemplated hereby will occur on, or, before the 1st day of October, 2008 (the “Closing Date”).

2.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1

The Seller warrants, covenants and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a)

immediately prior to and at the Closing, the Seller shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Purchased Shares free and clear of all liens, covenants or adverse claims of any kind or character;

(b)

the Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby; and

(c)

the Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act");

(d)

to the best of the knowledge, information and belief of the Seller there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are now in existence or may hereafter arise;

(e)

as of the Closing Date the Seller shall not be indebted to the Company and the Company shall not be indebted to the Seller;

(f)

the Seller does not now, nor will it prior to or on the Closing Date, own, either directly or indirectly, or exercise direction or control over any common shares of the Company other than the Purchased Shares;

(g)

the authorized capital of the Company consists of 100,000,000 common shares, of which a total of 5,511,400 common shares have been validly issued, are outstanding and are fully paid and non-assessable;

(h)

no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

(i)

as of the closing, the liabilities of the Company whether accrued, contingent or otherwise, shall be less than $1,000.00; and the Seller will remain responsible for any such outstanding liability of the Company.

(j)

the Company does not beneficially own, directly or indirectly, shares in any other corporate entity;

(k)

the Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Financial Statements;

(l)

the Company has filed all reports required to be filed by it under the Securities Act and the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, (the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing;

(m)

The Seller shall cooperate with the Company and the Purchaser if such cooperation is reasonable necessary for the Company to draft and file its next quarterly and/or annual reports.

(n)

the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; no person has a right to purchase or acquire or receive any equity or debt security of the Company;

(o)

the Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(p)

the Seller and all other officers of the Company shall tender their resignations as officers of the Company, to be effective on the Closing Date;

(q)

the Seller agrees to execute and deliver such other documents and to perform such other acts as shall be necessary to effectuate the purposes of this Agreement; and

(r)

there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

3.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1

The Purchaser represents and warrants to the Seller that the Purchaser:

(s)

has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

(t)

understands and agrees that offers and sales of any of the Purchased Shares prior to the expiration of a period of one year after the date of completion of the transfer of the Purchased Shares (the "Restricted Period") as contemplated in this Agreement shall only be made in compliance with the safe harbor provisions set forth in Rule 144, or pursuant to the registration provisions of the Securities Act or pursuant to an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom; and

(u)

is acquiring the Purchased Shares as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares

3.2

The Purchaser agrees not to engage in hedging transactions with regard to the Purchased Shares accept in compliance with the Securities Act.

4.

INDEMNIFICATION

4.1

The Seller hereby agrees to indemnify and hold harmless the Purchaser and the Company against any losses, claims, damages or liabilities to which the Seller or the Company may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon taxes, real property leases or equipment leases payable by or for which the Company has the primary liability; and in particular, any misrepresentation of the Seller as contained herein.  Damages of the Purchaser are not limited to the amount of the Seller received hereunder but will include the Purchaser’s or Company’s actual cost of any claim and full costs of negotiations and for defence.

5.

POST-CLOSING SEC REPORTS

5.1

Except for any Form 3, 4 or 5 to be filed on behalf of the Seller, the Purchaser hereby agrees that it shall file any and all necessary SEC Reports, including but not limited to any Schedule 13D, 8-K or other SEC Report.

6.

MISCELLANEOUS

6.1

The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

6.2

Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

6.3

There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

6.4

This Agreement will be governed by and construed in accordance with the laws of the State of Delaware. The parties hereby attorn to the jurisdiction of the courts of Delaware with respect to any legal proceedings arising from this Agreement.

6.5

The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of one year as measured from the date hereof.

6.7

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

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6.8

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

SELLER:	/s/ Andriy Protskiv /s/ Andriy Protskiv

PURCHASER:	/s/ Chi Ming Yu /s/ Chi Ming Yu

EXHIBIT 10.2

SHARE PURCHASE AGREEMENT

THIS AGREEMENT made this 1st day of October, 2008

BETWEEN:

Roman Bilinski

Lvivska Oblast, Zolochivski Region

Gologory, Ukraine

(herein called the "Vendor")

AND:

Chi Ming Yu

(herein called the "Purchaser")

WHEREAS:

A.

The Vendor is the registered holder of 1,000 (one thousand ) free trading shares (the "Vendor's Shares") in Geostar Mineral Corporation (the "Company");

B.

 The Vendor is desirous of transferring and assigning the Vendor's Shares in the Company to the Purchaser free and clear of any and all encumbrances subject to the terms and conditions set forth herein.

NOW THEREFORE that this Agreement witnesses that in consideration of the promises, covenants and agrees herein after set forth, the parties hereto covenant, agree, represent and promise as follows:

1.

RECITALS

1.01

The Vendor acknowledges and confirms that the facts set out in the recitals are true and correct.

2.

WARRANTIES AND REPRESENTATIONS BY THE VENDOR

2.01

The Vendor warrants and represents to the Purchaser as follows:

(a)

that the Vendor is the registered owner of Vendor's Shares and has good and marketable title to the Vendor's Shares, free and clear of and from any and all liens, charges or encumbrances;

(b)

that the Vendor's Shares have been duly and validly issued by the Company, are fully paid and non assessable, have not been pledged or hypothecated and are not subject to any liens, charges or encumbrances in whole or in part in any manner whatsoever;

(c)

that no option to purchase has been granted in respect of the Vendor's Shares;

(d)

that the Vendor' s Shares have not been assigned in whole or in part in any manner whatsoever; and

(e)

that the Vendor has all necessary right and authority to transfer, seIl and assign all legal and beneficial right, title and interest in and to the Vendor's Shares to the Purchaser free and clear of and from any and all liens, charges or encumbrances whatsoever.

2.02

The Company is a corporation duly organized, validly existing and in good standing under the  laws of Nevada with an authorized capital that consists of 100,000,000  common shares, of which 5,511,400 are issued and outstanding.

2.03

The execution, delivery and performance by the Vendor of this Agreement, including all transactions required to complete, are within the corporate power of the Vendor and have been duly authorized by all necessary corporate action of the Vendor and constitute valid and legally binding agreements of the Vendor enforceable against the Vendor. This purchase and sale requires no approval of, filing with or other action by or in respect of any governmental body, agency in the USA by the Vendor or the Purchaser.

2.04

The Vendor hereby undertakes and agrees to indemnify and hold the Purchaser harmless, and to keep the Purchaser indemnified and held harmless from any and all suits, proceedings, claims, demands, costs and expenses, including actions brought by any governmental or regulatory authority, that may be incurred or become payable by the Purchaser in respect of this purchase, save and except for any taxes which may be payable by the Purchaser on this transaction.

3.

PURCHASE AND SALE

3.01

The Vendor agrees to sell and the Purchaser agrees to buy the Vendor's Shares in the Company for a purchase price of US$3,720.00 (the "Purchase Funds") upon the terms and conditions set out in this Agreement.

4.

 DELIVERY OF SHARES AND PURCHASE FUNDS

4.01

 It is covenanted and agreed that the Vendor will forthwith take all necessary and reasonable steps and proceedings to permit good and marketable title to the Vendor's Shares to be duly and validly transferred and assigned to the Purchaser, free of all liens, claims, encumbrances and rights of set off, including without limitation delivering to the Purchaser certificates representing the Vendor's Shares duly registered in the name of the Purchaser in the records of the Company and in such denominations as the Purchaser may request, and if so requested, an opinion of counsel that the Vendor's Shares are duly issued as fully paid and non assessable shares, free of any resale restrictions, and an acknowledgement letter from the Company confirming that the Vendor's Shares are duly issued as fully paid non assessable shares and are not subject to any fight of cancellation.

4.02    The Vendor  acknowledges that there would be no adequate remedy at law if any Vendor fails to perform any of its obligations hereunder, and accordingly agrees that the Purchaser, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Vendor under this Agreement in accordance with the terms and conditions of this Agreement.

5.

NOTICE

5.01

Any notice, election, consent or other writing required or permitted to be given hereunder shall be deemed to be sufficiently given if delivered or if mailed by registered mail or by telegram or fax and any such notice given as aforesaid shall be deemed to have been given to the parties hereto if delivered, when delivered, or if mailed, on the third business day following the date of mailing, or if faxed, on the same day of the faxing thereof.

6.

SCHEDULES

6.01

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

7.

TIME OF THE ESSENCE

7.01

Time shall be of the essence of this Agreement.

8.

APPLICABLE LAW

8.01

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington.

9.

SUCCESSOR AND ASSIGNS

9.01

This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

10.

SEVERABILITY

10.01

Should any part of this Agreement be declared or held invalid for any reason such validity shall not affect the validity of the remainder which shall continue in fun force and effect and be construed as if this Agreement bad been executed without the invalid portion and it is hereby declared that the intention of the parties hereto that this agreement should have been executed without reference to any portion which may, for any reason, he hereafter declared or held invalid.

11.

 EXECUTION OF AGREEMENT

11.01

This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts, if more than one, shall be lead together and construed as if all the signing parties hereto had executed one copy of this Agreement.

11.02

This Agreement may be executed by fax provided that the party signs before a witness and when so executed by fax shall be deemed to be an original document in full force and effect.

12.

ASSIGNMENT

12.01

This Agreement may not be assigned by any party without the consent of the other party.

13.

LEGAL ADVICE

13.01

The Vendor and the Purchaser acknowledge and agree to seek independent legal advice as to their respective fights and obligations under this agreement.

14.

CAPTIONS

14.01

The Captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretations of this Agreement.

15.

CONFIDENTIALITY

The Vendor and the Purchaser agree that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of confidential information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most highly confidential information. Neither party shall make any copies of confidential information of the other party unless the same is previously approved in writing by the other party.

16.

The undersigned Purchaser hereby represents and warrants to the Vendor that he is not a person in the United States of America and at the time the buy order was originated, the Purchaser was outside the United States of America.  The undersigned Purchaser is not a citizen of the United States (a U.S. Person) as that term is defined in Reg. S of the Securities Act of 1933 and was not formed by a U. S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933.

IN WlTNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

Roman Bilinski

(Name of Vendor)

 /s/ Roman Bilinski /s/

Per: Authorized Signatory

Chi Ming Yu

(Name of Purchaser)

/s/ Chi Ming Yu /s/

Per: Authorized Signatory

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Purchaser ________  Seller _________